Exhibit 10.22

FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT

This First Amendment to Lease Termination Agreement (this “First Amendment”) is entered into as of the 29th day of December, 2022, by and between TORREY PINES SCIENCE CENTER LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), and ETERNA THERAPEUTICS INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A.          Landlord and Tenant (formerly known as Brooklyn Immunotherapeutics, Inc.) entered into that certain Lease dated March 29, 2022 (the “Lease”), whereby Landlord leased to Tenant, and Tenant leased from Landlord, that certain space consisting of 5,193 rentable square feet and located on the first (1st) floor of that certain building located at 10355 Science Center Drive, San Diego, California 92121 (“Building”), more particularly described in the Lease (the “Premises”). A copy of the Lease is attached hereto as Exhibit A and is incorporated herein by this reference.

B.          Landlord and Tenant entered into that certain Lease Termination Agreement dated November 30, 2022 (the “Termination Agreement”), whereby Landlord and Tenant agreed, subject to the terms and conditions set forth in the Termination Agreement, to terminate the Lease as of the “Termination Date,” as that term is defined in the Termination Agreement (subject to Section 2, below).

C.          Tenant and Landlord desire to enter into this First Amendment in order to amend the Termination Date.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1.          Capitalized Terms. All capitalized terms used herein shall have the same respective meanings as are given such terms in the Termination Agreement, unless expressly provided otherwise in this First Amendment.

2.          Termination of the Lease. Notwithstanding anything set forth in the Termination Agreement to the contrary, the Termination Date shall be 11:59 P.M. on January 31, 2023.

3.          Governing Law. This First Amendment shall be governed and construed under the laws of the State of California.

HCP, INC.
[10355 Science Center Drive] [Eterna Therapeutics Inc.]

4.          Counterparts; Signatures. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one First Amendment. Signatures of the parties transmitted by telefacsimile or electronic mail PDF format shall be deemed to constitute originals and may be relied upon, for all purposes, as binding the transmitting party hereto. The parties intend to be bound by the signatures transmitted by telefacsimile or electronic mail PDF format, are aware that the other party will rely on such signature, and hereby waive any defenses to the enforcement of the terms of this First Amendment based on the form of signature.

5.          Binding Effect. This First Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

6.          Time of the Essence. Time is of the essence of this First Amendment and the provisions contained herein.

7.          Further Assurances. Landlord and Tenant hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this First Amendment.

8.          Voluntary Agreement. The parties have read this First Amendment and mutual release as contained herein, and on the advice of counsel they have freely and voluntarily entered into this First Amendment.

[signature page to follow]

HCP, INC.
-2-	[10355 Science Center Drive] [Eterna Therapeutics Inc.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

“LANDLORD”

TORREY PINES SCIENCE CENTER LIMITED PARTNERSHIP,
a Delaware limited partnership

By	:/s/ Michael Dorris

Its:	Senior Vice President

“TENANT”

ETERNA THERAPEUTICS INC.,
a Delaware corporation

By:	/s/ Andrew Jackson

Its:	Chief Financial Officer

By:

Its:

HCP, INC.
-3-	[10355 Science Center Drive] [Eterna Therapeutics Inc.]